General	12 Months Ended
Dec. 31, 2017
General [Abstract]
GENERAL
NOTE 1	- GENERAL

Metalink Ltd. (the “Company”) is an Israeli company, which until the sale of the WLAN operations described below in February 2010 was engaged in the WLAN business and since then, conducted only limited business activities related to its DSL business, which, since March 2016, it no longer conducts. Until March 2016, the Company operated in one business segment and generated revenues from the sale of its products mainly in Asia. In February 2017, the Company completed its self-tender offer and purchased approximately 53.3% of the shares outstanding as of immediately prior to the consummation of the tender offer, for $1.50 per share, or approximately $2.15 million in aggregate. The Company’s current plan of operation is to consider strategic alternatives, including a possible business combination, other strategic transaction with a domestic or foreign, private or public operating entity or a “going private” transaction, including with any of its affiliates, and, to a limited extent, voluntary liquidation.

Sales of the WLAN operation

On February 15, 2010 the Company has completed the sale of the wireless local area network (WLAN) business to Lantiq. Since then and until 2016 the Company has continued to support only its DSL activities. In the beginning of 2016 the Company shipped its last purchase order of DSL chips which marked the last order that will be received in the future for its DSL chips. Since then, the Company had no revenue - producing operations.

Stock Exchange Activity

On March 8, 2010 the NASDAQ staff informed the Company that it has regained compliance with the minimum bid price requirement in Listing Rule 5550(a)(2) and the minimum shareholders’ equity requirement in Listing Rule 5550(b)(1). On April 21, 2011, the company’s ordinary shares were delisted from The NASDAQ Capital Market.